Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

AXIS Capital Holdings Limited

92 Pitts Bay Road

Pembroke HM 08 Bermuda

Contact Information:

Linda Ventresca

Investor Relations

441 405 2727

investorrelations@axiscapital.com

Website Information:

www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)
Basis of Presentation	i - iii

I. Financial Highlights	1

II. Income Statements
a. Consolidated Statements of Income - Quarterly	2
b. Consolidated Statements of Income - Year	3
c. Consolidated Segment Data	4
d. Gross Premium Written by Segment by Line of Business	5
e. Segment Consecutive Quarters	6-7

III. Balance Sheets
a. Consolidated Balance Sheets	8
b. Cash and Invested Assets*	9
c. Cash and Invested Assets Composition - Quarterly	10
d. Investment Portfolio: Ten Largest Issuer Holdings in Fixed Maturity Portfolio	11
e. Reinsurance Recoverable Analysis	12-13

IV. Loss Reserve Analysis
a. Paid to Incurred Analysis	14
b. Paid to Incurred Analysis by Segment	15
c. Segment Consecutive Quarters	16-17
d. 2010 Impact of Chilean Earthquake	18
e. Estimated Exposures to Peak Zone Property Catastrophe Losses	19

V. Share Analysis
a. Earnings Per Common Share Analysis - As Reported, GAAP	20
b. Earnings Per Common Share Analysis and Common Share Rollforward - Quarterly	21
c. Diluted Book Value Per Common Share Analysis	22

VI. Non-GAAP Financial Measures
a. Non-GAAP Financial Measure Reconciliation	23

*	Refer also to Investment Portfolio Supplemental Information and Data for more details.

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2009.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions and the persistence of the recent financial crisis,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims and coverage issues,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business, and

•	fluctuations in interest rates, credit spreads, equity prices and/or currency values.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverages include physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.

Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Credit and political risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverages).

Professional lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.

Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services.

Other: commencing in Q1 2010, “Other” primarily relates to accidental death and sickness insurance for employer and affinity groups, financial institutions, schools and colleges, as well as accident reinsurance for catastrophic events on a quota share or excess basis, with aggregate and/or per person deductibles. Prior to this, “Other” related primarily to employee medical coverage for self-insured, small and medium sized employers, for losses in excess of a given retention.

ii

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.

Property: includes reinsurance written on both a proportional and a per risk excess of loss basis and covers underlying personal lines and commercial property exposures. Here the primary reason for the product is not simply to protect against catastrophic perils, however they are normally included with limitations.

Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice, lawyers’ and accountants’ liability, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.

Credit and Bond: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world.

Motor: provides coverage to cedants for motor liability and, to a lesser degree, property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers compensation and auto liability are also written.

Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.

Other: includes aviation, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Quarter ended June 30,				Six months ended June 30,
		2010	2009	Change		2010	2009	Change

HIGHLIGHTS	Gross premiums written	$939,873	$914,641	2.8%		$2,365,074	$2,238,136	5.7%
	Gross premiums written - Insurance	65.2%	57.6%	7.6	pts	41.7%	39.8%	1.9	pts
	Gross premiums written - Reinsurance	34.8%	42.4%	(7.6)	pts	58.3%	60.2%	(1.9)	pts
	Net premiums written	$788,938	$701,013	12.5%		$2,032,573	$1,863,314	9.1%
	Net premiums earned	$735,027	$706,770	4.0%		$1,431,219	$1,372,129	4.3%
	Net premiums earned - Insurance	41.0%	42.3%	(1.3)	pts	39.0%	41.9%	(2.9)	pts
	Net premiums earned - Reinsurance	59.0%	57.7%	1.3	pts	61.0%	58.1%	2.9	pts
	Net income available to common shareholders	$204,852	$159,161	28.7%		$316,664	$274,840	15.2%
	Operating income [a]	180,180	182,634	(1.3)%		275,830	338,445	(18.5)%
	Reserve for losses and loss expenses	6,718,776	6,561,894	2.4%		6,718,776	6,561,894	2.4%
	Total shareholders’ equity	5,495,302	4,909,119	11.9%		5,495,302	4,909,119	11.9%

PER COMMON SHARE AND	Basic earnings per common share	$1.68	$1.15	46.1%		$2.53	$2.00	26.5%
COMMON SHARE DATA	Diluted earnings per common share	$1.51	$1.06	42.5%		$2.28	$1.84	23.9%
	Operating diluted earnings per common share [b]	$1.33	$1.22	9.0%		$1.99	$2.26	(11.9)%
	Weighted average common shares outstanding	121,766	137,849	(11.7)%		124,961	137,586	(9.2)%
	Diluted weighted average common shares outstanding	135,665	149,861	(9.5)%		138,899	149,448	(7.1)%
	Book value per common share	$41.54	$32.02	29.7%		$41.54	$32.02	29.7%
	Diluted book value per common share (treasury stock method)	$36.57	$28.72	27.3%		$36.57	$28.72	27.3%
	Accumulated dividends paid per common share	$4.31	$3.49	23.5%		$4.31	$3.49	23.5%

FINANCIAL RATIOS	ROACE [c]	16.6%	15.2%	1.4	pts	12.7%	13.1%	(0.4)	pts

	Operating ROACE [b]	14.6%	17.4%	(2.8)	pts	11.0%	16.2%	(5.2)	pts

	Net loss and loss expense ratio	54.9%	53.5%	1.4	pts	60.9%	55.8%	5.1	pts
	Acquisition cost ratio	16.9%	14.6%	2.3	pts	16.8%	15.0%	1.8	pts
	General and administrative expense ratio	14.4%	12.3%	2.1	pts	14.4%	12.6%	1.8	pts

	Combined ratio	86.2%	80.4%	5.8	pts	92.1%	83.4%	8.7	pts

INVESTMENT DATA	Total assets	$16,558,280	$15,378,885	7.7%		$16,558,280	$15,378,885	7.7%
	Total cash and invested assets [d]	12,157,045	10,986,113	10.7%		12,157,045	10,986,113	10.7%
	Net investment income	82,584	112,220	(26.4)%		187,203	211,512	(11.5)%
	Net realized investment gains (losses)	24,619	(23,678)	nm		40,795	(64,275)	nm
	Total return on cash and investments [e]	1.3%	3.0%	(1.7)	pts	3.1%	3.1%	—	pts
	Return on other investments [f]	(0.4)%	2.3%	nm	pts	2.6%	3.8%	(1.2)	pts
	Annualized pre-tax yield of fixed maturities [g]	3.6%	4.4%	(0.8)	pts	3.7%	4.3%	(0.6)	pts

[a]	Operating income is a “Non-GAAP financial measure” as defined by Regulation G. See page 23 for reconciliation of operating income to net income available to common shareholders.
[b]	Operating return on average common equity (“ROACE”), also a “Non-GAAP financial measure”, is calculated by dividing operating income for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating income for the quarter-periods is annualized. Operating diluted earnings per share is calculated by dividing operating income for the period by weighted average common shares and share equivalents.
[c]	ROACE is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income for the quarter-periods is annualized.
[d]	Cash and invested assets represents the total cash, available for sale investments, other investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).
[e]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average month-end cash and investment balances.
[f]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.
[g]	Annualized pre-tax yield of fixed maturities is calculated by dividing the pre-tax net investment income generated from fixed maturities by the average month-end amortized cost balance of the fixed maturities.
nm	not meaningful

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q2 2008
UNDERWRITING REVENUES
Gross premiums written	$939,873	$1,425,201	$573,845	$775,314	$914,641	$874,169
Premiums ceded	(150,935)	(181,566)	(215,874)	(180,170)	(213,628)	(189,953)

Net premiums written	788,938	1,243,635	357,971	595,144	701,013	684,216

Gross premiums earned	905,137	888,607	912,520	898,268	890,194	845,249
Ceded premiums amortized	(170,110)	(192,415)	(198,910)	(192,243)	(183,424)	(164,958)

Net premiums earned	735,027	696,192	713,610	706,025	706,770	680,291

Other insurance related income (loss)	217	626	29,713	(135,738)	(14,261)	(7,269)

Total underwriting revenues	735,244	696,818	743,323	570,287	692,509	673,022

UNDERWRITING EXPENSES
Net losses and loss expenses	403,370	468,262	346,512	311,109	378,252	371,717
Acquisition costs	124,176	116,649	101,787	113,423	103,309	97,780
General and administrative expenses	86,862	83,461	79,507	74,404	70,418	65,218

Total underwriting expenses	614,408	668,372	527,806	498,936	551,979	534,715

UNDERWRITING INCOME	120,836	28,446	215,517	71,351	140,530	138,307

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	82,584	104,619	118,178	134,788	112,220	137,015
Net realized investment gains (losses)	24,619	16,176	6,056	(253,365)	(23,678)	1,552
Interest expense and financing costs	(15,697)	(8,688)	(8,162)	(7,977)	(7,971)	(7,890)

Total other operating revenue (expenses)	91,506	112,107	116,072	(126,554)	80,571	130,677

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	27,229	8,147	2,018	(6,784)	(24,184)	(6,564)
Corporate expenses [a]	(19,200)	(16,308)	(25,135)	(17,605)	(16,531)	(17,735)

Total other (expenses) revenue	8,029	(8,161)	(23,117)	(24,389)	(40,715)	(24,299)

INCOME (LOSS) BEFORE INCOME TAXES	220,371	132,392	308,472	(79,592)	180,386	244,685
Income tax expense	(6,300)	(11,361)	(17,190)	(7,082)	(12,006)	(4,199)

NET INCOME (LOSS)	214,071	121,031	291,282	(86,674)	168,380	240,486
Preferred share dividends	(9,219)	(9,219)	(9,219)	(9,218)	(9,219)	(9,219)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$204,852	$111,812	$282,063	$(95,892)	$159,161	$231,267

KEY RATIOS/PER COMMON SHARE DATA
Net loss and loss expense ratio	54.9%	67.3%	48.6%	44.1%	53.5%	54.6%
Acquisition cost ratio	16.9%	16.7%	14.3%	16.1%	14.6%	14.4%
General and administrative expense ratio [a]	14.4%	14.3%	14.6%	13.0%	12.3%	12.2%

Combined ratio	86.2%	98.3%	77.5%	73.2%	80.4%	81.2%

Weighted average basic shares outstanding	121,766	128,202	136,049	137,904	137,849	142,333
Weighted average diluted shares outstanding	135,665	142,176	150,718	137,904	149,861	157,602
Basic earnings per common share	$1.68	$0.87	$2.07	($0.70)	$1.15	$1.62
Diluted earnings per common share	$1.51	$0.79	$1.87	($0.70)	$1.06	$1.47
ROACE (annualized)	16.6%	9.1%	22.8%	(8.2)%	15.2%	19.2%
Operating ROACE (annualized)	14.6%	7.7%	22.3%	13.0%	17.4%	19.0%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - YTD

	Six months ended June 30,			Year December 31,
	2010	2009	2008	2009	2008
UNDERWRITING REVENUES
Gross premiums written	$2,365,074	$2,238,136	$2,138,350	$3,587,295	$3,390,388
Premiums ceded	(332,501)	(374,822)	(362,359)	(770,866)	(723,508)

Net premiums written	2,032,573	1,863,314	1,775,991	2,816,429	2,666,880

Gross premiums earned	1,793,744	1,729,510	1,680,763	3,540,298	3,374,076
Ceded premiums amortized	(362,525)	(357,381)	(341,838)	(748,534)	(686,895)

Net premiums earned	1,431,219	1,372,129	1,338,925	2,791,764	2,687,181

Other insurance related income (loss)	843	(23,656)	(5,267)	(129,681)	(38,667)

Total underwriting revenues	1,432,062	1,348,473	1,333,658	2,662,083	2,648,514

UNDERWRITING EXPENSES
Net losses and loss expenses	871,632	766,251	733,398	1,423,872	1,712,766
Acquisition costs	240,825	205,285	192,260	420,495	366,509
General and administrative expenses	170,323	139,170	130,407	293,081	262,571

Total underwriting expenses	1,282,780	1,110,706	1,056,065	2,137,448	2,341,846

UNDERWRITING INCOME	149,282	237,767	277,593	524,635	306,668

OTHER OPERATING REVENUE
Net investment income	187,203	211,512	222,666	464,478	247,237
Net realized investment gains (losses)	40,795	(64,275)	37,237	(311,584)	(85,267)
Interest expense and financing costs	(24,385)	(15,892)	(15,848)	(32,031)	(31,673)

Total other operating revenue	203,613	131,345	244,055	120,863	130,297

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	35,376	(23,795)	13,733	(28,561)	43,707
Corporate expenses [a]	(35,508)	(34,336)	(31,296)	(77,076)	(73,187)

Total other expenses	(132)	(58,131)	(17,563)	(105,637)	(29,480)

INCOME BEFORE INCOME TAXES	352,763	310,981	504,085	539,861	407,485
Income tax expense	(17,661)	(17,703)	(16,658)	(41,975)	(20,109)

NET INCOME	335,102	293,278	487,427	497,886	387,376
Preferred share dividends	(18,438)	(18,438)	(18,438)	(36,875)	(36,875)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$316,664	$274,840	$468,989	$461,011	$350,501

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	60.9%	55.8%	54.8%	51.0%	63.7%
Acquisition cost ratio	16.8%	15.0%	14.3%	15.1%	13.6%
General and administrative expense ratio [a]	14.4%	12.6%	12.1%	13.2%	12.5%

Combined ratio	92.1%	83.4%	81.2%	79.3%	89.8%

Weighted average basic shares outstanding	124,961	137,586	142,786	137,279	140,322
Weighted average diluted shares outstanding	138,899	149,447	158,893	150,371	155,320
Basic earnings per common share	$2.53	$2.00	$3.28	$3.36	$2.50
Diluted earnings per common share	$2.28	$1.84	$2.95	$3.07	$2.26
ROACE [b]	12.7%	13.1%	19.9%	10.3%	8.1%
Operating ROACE [b]	11.0%	16.2%	18.4%	17.1%	10.1%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.
[b]	Annualized for the six-months periods.

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Three months ended June 30, 2010			Six months ended June 30, 2010
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$612,893	$326,980	$939,873	$985,822	$1,379,252	$2,365,074
Net premiums written	466,880	322,058	788,938	673,692	1,358,881	2,032,573

Gross premiums earned	466,627	438,510	905,137	909,677	884,067	1,793,744
Ceded premiums amortized	(164,975)	(5,135)	(170,110)	(351,744)	(10,781)	(362,525)

Net premiums earned	301,652	433,375	735,027	557,933	873,286	1,431,219
Other insurance related income	217	—	217	843	—	843

Total underwriting revenues	301,869	433,375	735,244	558,776	873,286	1,432,062

UNDERWRITING EXPENSES
Net losses and loss expenses	155,494	247,876	403,370	286,197	585,435	871,632
Acquisition costs	40,567	83,609	124,176	71,708	169,117	240,825
General and administrative expenses	64,045	22,817	86,862	125,655	44,668	170,323

Total underwriting expenses	260,106	354,302	614,408	483,560	799,220	1,282,780

UNDERWRITING INCOME	$41,763	$79,073	$120,836	$75,216	$74,066	$149,282

KEY RATIOS
Net loss and loss expense ratio	51.6%	57.2%	54.9%	51.3%	67.0%	60.9%
Acquisition cost ratio	13.4%	19.3%	16.9%	12.9%	19.4%	16.8%
General and administrative expense ratio	21.2%	5.3%	11.8%	22.5%	5.1%	11.9%
Corporate expense ratio			2.6%			2.5%

Combined ratio	86.2%	81.8%	86.2%	86.7%	91.5%	92.1%

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q2 2008	Six months ended June 30,
							2010	2009
INSURANCE SEGMENT
Property	$207,184	$118,214	$121,860	$147,117	$176,421	$175,017	$325,398	$282,559
Marine	77,996	66,859	32,618	45,765	61,858	64,601	144,855	122,484
Terrorism	17,079	5,091	12,330	7,861	10,165	14,612	22,170	15,832
Aviation	18,649	3,136	40,857	11,098	7,176	8,715	21,785	24,243
Credit and political risk	9,444	(2,698)	16,639	(3,902)	4,222	65,636	6,746	6,713
Professional lines	219,432	127,945	184,491	155,382	211,417	175,199	347,377	331,745
Liability	61,817	53,716	61,951	50,601	55,505	52,406	115,533	107,317
Other	1,292	666	—	—	—	(722)	1,958	29

TOTAL INSURANCE SEGMENT	612,893	372,929	470,746	413,922	526,764	555,464	985,822	890,922

REINSURANCE SEGMENT
Catastrophe	124,168	227,781	9,448	87,700	132,071	117,306	351,949	369,418
Property	75,527	178,498	11,993	78,222	110,083	86,416	254,025	236,513
Professional lines	58,368	106,799	59,546	84,903	70,420	31,806	165,167	184,060
Credit and bond	2,532	228,073	9,556	18,369	(1,632)	9,230	230,605	195,639
Motor	9,289	118,114	(2,168)	5,675	23,771	16,831	127,403	101,343
Liability	36,680	133,379	7,979	80,876	29,991	22,493	170,059	183,847
Engineering	7,972	44,376	5,434	5,979	8,839	7,895	52,348	50,105
Other	12,444	15,252	1,311	(332)	14,334	26,728	27,696	26,289

TOTAL REINSURANCE SEGMENT	326,980	1,052,272	103,099	361,392	387,877	318,705	1,379,252	1,347,214

CONSOLIDATED TOTAL	$939,873	$1,425,201	$573,845	$775,314	$914,641	$874,169	$2,365,074	$2,238,136

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA - QUARTERLY

	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q2 2008
UNDERWRITING REVENUES
Gross premiums written	$612,893	$372,929	$470,746	$413,922	$526,764	$555,464
Net premiums written	466,880	206,812	260,129	239,781	313,136	365,511

Gross premiums earned	466,627	443,050	494,580	465,701	478,299	458,545
Ceded premiums amortized	(164,975)	(186,769)	(189,849)	(187,064)	(179,324)	(161,116)

Net premiums earned	301,652	256,281	304,731	278,637	298,975	297,429
Other insurance related income (loss)	217	626	29,713	(135,898)	(14,956)	(7,509)

Total underwriting revenues	301,869	256,907	334,444	142,739	284,019	289,920

UNDERWRITING EXPENSES
Net losses and loss expenses	155,494	130,703	161,551	111,228	187,211	159,696
Acquisition costs	40,567	31,141	29,065	29,613	28,306	31,120
General and administrative expenses	64,045	61,610	57,895	55,685	52,893	48,141

Total underwriting expenses	260,106	223,454	248,511	196,526	268,410	238,957

UNDERWRITING INCOME (LOSS)	$41,763	$33,453	$85,933	$(53,787)	$15,609	$50,963

KEY RATIOS
Net loss and loss expense ratio	51.6%	51.0%	53.0%	39.9%	62.6%	53.7%
Acquisition cost ratio	13.4%	12.2%	9.6%	10.6%	9.5%	10.4%
General and administrative expense ratio	21.2%	24.0%	19.0%	20.0%	17.7%	16.2%

Combined ratio	86.2%	87.2%	81.6%	70.5%	89.8%	80.3%

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA - QUARTERLY

	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q2 2008
UNDERWRITING REVENUES
Gross premiums written	$326,980	$1,052,272	$103,099	$361,392	$387,877	$318,705
Net premiums written	322,058	1,036,823	97,842	355,363	387,877	318,705

Gross premiums earned	438,510	445,557	417,940	432,567	411,895	386,704
Ceded premiums amortized	(5,135)	(5,646)	(9,061)	(5,179)	(4,100)	(3,842)

Net premiums earned	433,375	439,911	408,879	427,388	407,795	382,862
Other insurance related income	—	—	—	160	695	240

Total underwriting revenues	433,375	439,911	408,879	427,548	408,490	383,102

UNDERWRITING EXPENSES
Net losses and loss expenses	247,876	337,559	184,961	199,881	191,041	212,021
Acquisition costs	83,609	85,508	72,722	83,810	75,003	66,660
General and administrative expenses	22,817	21,851	21,612	18,719	17,525	17,077

Total underwriting expenses	354,302	444,918	279,295	302,410	283,569	295,758

UNDERWRITING INCOME (LOSS)	$79,073	$(5,007)	$129,584	$125,138	$124,921	$87,344

KEY RATIOS
Net loss and loss expense ratio	57.2%	76.7%	45.2%	46.8%	46.8%	55.4%
Acquisition cost ratio	19.3%	19.4%	17.8%	19.6%	18.4%	17.4%
General and administrative expense ratio	5.3%	5.0%	5.3%	4.4%	4.3%	4.5%

Combined ratio	81.8%	101.1%	68.3%	70.8%	69.5%	77.3%

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Jun 30, 2010	Mar 31, 2010	Dec 31, 2009	Sep 30, 2009	Jun 30, 2009	Jun 30, 2008
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$10,064,335	$9,649,199	$9,718,355	$9,682,932	$8,872,839	$8,608,053
Equities, available for sale, at fair value	201,173	201,920	204,375	137,544	96,875	247,845
Other investments, at fair value	547,873	538,917	570,276	541,447	539,545	724,239
Short-term investments	131,104	143,937	129,098	282,737	165,197	95,293

Total investments	10,944,485	10,533,973	10,622,104	10,644,660	9,674,456	9,675,430
Cash and cash equivalents	1,197,543	1,510,027	864,054	1,239,471	1,380,863	1,094,429
Accrued interest receivable	94,686	84,407	89,559	82,169	87,361	89,261
Insurance and reinsurance premium balances receivable	1,722,586	1,708,400	1,292,877	1,497,639	1,707,677	1,652,295
Reinsurance recoverable on paid and unpaid losses	1,545,080	1,445,918	1,424,172	1,406,449	1,443,840	1,423,129
Deferred acquisition costs	419,191	420,283	302,320	363,739	374,849	355,587
Prepaid reinsurance premiums	271,700	291,382	301,885	284,922	296,994	263,461
Securities lending collateral	107,167	86,975	129,814	135,122	146,350	813,737
Net receivable for investments sold	—	—	12,740	—	—	—
Goodwill and intangible assets	90,473	91,217	91,505	93,049	95,058	61,035
Other assets	165,369	156,588	175,494	172,248	171,437	178,025

TOTAL ASSETS	$16,558,280	$16,329,170	$15,306,524	$15,919,468	$15,378,885	$15,606,389

LIABILITIES
Reserve for losses and loss expenses	$6,718,776	$6,759,522	$6,564,133	$6,579,914	$6,561,894	$5,995,731
Unearned premiums	2,781,101	2,748,283	2,209,397	2,548,072	2,671,025	2,603,676
Insurance and reinsurance balances payable	199,463	144,679	173,156	170,664	178,372	249,710
Securities lending payable	107,167	87,975	132,815	138,092	149,288	812,833
Senior notes	993,843	993,712	499,476	499,449	499,422	499,315
Other liabilities	182,959	215,835	227,303	426,068	253,198	144,689
Net payable for investments purchased	79,669	3,145	—	159,102	156,567	37,273

TOTAL LIABILITIES	11,062,978	10,953,151	9,806,280	10,521,361	10,469,766	10,343,227

SHAREHOLDERS’ EQUITY
Series A and B preferred shares	500,000	500,000	500,000	500,000	500,000	500,000
Common shares	1,930	1,929	1,903	1,901	1,900	1,877
Additional paid-in capital	2,038,158	2,027,950	2,014,815	2,003,417	1,989,503	1,922,356
Accumulated other comprehensive income (loss)	221,856	165,455	85,633	74,974	(528,261)	(150,721)
Retained earnings	3,824,111	3,649,770	3,569,411	3,319,467	3,447,511	3,377,051
Treasury shares, at cost	(1,090,753)	(969,085)	(671,518)	(501,652)	(501,534)	(387,401)

TOTAL SHAREHOLDERS’ EQUITY	5,495,302	5,376,019	5,500,244	5,398,107	4,909,119	5,263,162

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$16,558,280	$16,329,170	$15,306,524	$15,919,468	$15,378,885	$15,606,389

Book value per common share	$41.54	$39.27	$37.84	$35.54	$32.02	$34.11

Diluted book value per common share	$36.57	$34.56	$33.65	$31.58	$28.72	$30.30

Debt (Senior notes) to total capitalization [a]	15.3%	15.6%	8.3%	8.5%	9.2%	8.7%

Debt plus preferred shares to total capitalization	23.0%	23.5%	16.7%	16.9%	18.5%	17.3%

[a]	The debt to capitalization ratio is calculated by dividing our senior notes by the total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS

At June 30, 2010

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,394,728	$33,738	$(36)	$1,428,430	12%
Non-U.S. government	784,486	5,742	(35,460)	754,768	6%
Corporate debt	3,971,256	154,373	(63,651)	4,061,978	33%
Agency MBS [a]	1,641,101	64,380	(377)	1,705,104	14%
Non-Agency CMBS	583,506	29,004	(3,009)	609,501	5%
Non-Agency RMBS	234,834	2,218	(16,079)	220,973	2%
ABS	661,375	8,791	(15,229)	654,937	5%
Municipals	609,189	21,874	(2,419)	628,644	5%

Total fixed maturities	9,880,475	320,120	(136,260)	10,064,335	82%
Equities, available for sale	218,303	9,058	(26,188)	201,173	2%

Total available for sale investments	$10,098,778	$329,178	$(162,448)	10,265,508	84%

Other investments (see below)				547,873	5%
Short-term investments				131,104	1%

Total investments				10,944,485	90%
Cash and cash equivalents [b]				1,197,543	10%
Accrued interest receivable				94,686	1%
Net receivable/(payable) for investments sold (purchased)				(79,669)	-1%

Total Cash and Invested Assets				$12,157,045	100%

Other Investments:				Fair Value	Percentage
Hedge funds				$336,424	61%
Credit funds				101,097	18%
Collateralized loan obligations - equity tranches				58,566	11%
Short duration high yield fund				51,786	10%

Total				$547,873	100%

[a]	Agency mortgage-backed securities include both agency RMBS and agency CMBS.
[b]	Includes $105 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009
CASH AND INVESTED ASSETS PORTFOLIO	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Fixed Maturities:
U.S. government and agency	11.7%	11.0%	16.0%	16.4%	16.2%
Non-U.S. government	6.2%	5.6%	6.0%	4.5%	2.8%
Corporate debt	33.4%	31.9%	30.9%	29.2%	24.4%
MBS
Agency MBS	14.0%	14.0%	13.5%	14.9%	20.6%
Non-agency CMBS	5.0%	5.6%	5.6%	6.3%	6.5%
Non-agency RMBS	1.7%	1.6%	1.9%	1.9%	2.3%
ABS	5.1%	4.4%	3.8%	3.3%	2.8%
Municipals	5.2%	5.4%	6.0%	5.6%	5.2%

Total Fixed Maturities	82.3%	79.5%	83.7%	82.1%	80.8%
Equities	1.7%	1.7%	1.8%	1.2%	0.9%
Other Investments	4.5%	4.4%	4.9%	4.6%	4.9%
Short-term investments	1.1%	1.2%	1.0%	2.0%	1.5%

Total investments	89.6%	86.8%	91.4%	89.9%	88.1%
Cash and cash equivalents	9.9%	12.4%	7.5%	10.5%	12.6%
Accrued interest receivable	1.2%	0.8%	1.0%	0.9%	0.8%
Net receivable/(payable) for investments sold	(0.7)%	—	0.1%	(1.3)%	(1.5)%

Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
U.S. government and agency	14.2%	13.8%	19.1%	20.0%	20.1%
AAA	41.9%	41.7%	41.2%	41.9%	48.2%
AA	10.7%	10.6%	9.4%	9.0%	8.0%
A	19.0%	19.1%	18.1%	17.3%	14.2%
BBB	12.7%	13.2%	10.7%	10.5%	8.5%
Below BBB	1.5%	1.6%	1.5%	1.3%	1.0%

Total	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year	7.6%	7.1%	7.3%	5.8%	4.8%
From one to five years	40.9%	39.7%	43.0%	41.9%	34.9%
From five to ten years	16.8%	17.2%	16.3%	16.9%	17.5%
Above ten years	3.0%	3.5%	3.7%	3.3%	2.9%
Asset-backed and mortgage-backed securities	31.7%	32.5%	29.7%	32.1%	39.9%

Total	100.0%	100.0%	100.0%	100.0%	100.0%

PORTFOLIO CHARACTERISTICS OF FIXED MATURITIES	As of or for the quarter ended
	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009
Annualized pre-tax yield	3.6%	3.8%	3.9%	4.1%	4.4%
Yield to maturity	3.2%	3.5%	3.6%	3.4%	4.2%
Average duration	3.0 yrs	2.9 yrs	3.1 yrs	2.8 yrs	3.1 yrs
Average credit quality	AA	AA	AA	AA	AA+

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST ISSUER HOLDINGS IN FIXED MATURITY PORTFOLIO

At June 30, 2010

ISSUER [a]	Amortized Cost	Unrealized Gain/(Loss)	Fair Value	% of Total Fixed Maturities	Government Guaranteed [b]
BANK OF AMERICA CORP	$167,950	$2,879	$170,829	1.7%	$19,906
JP MORGAN CHASE CO	135,995	6,646	142,641	1.4%	2,081
CITIGROUP INC	124,329	2,973	127,302	1.3%	29,755
MORGAN STANLEY	117,421	610	118,031	1.1%	7,844
GENERAL ELECTRIC CO	109,607	2,086	111,693	1.1%	15,269
VERIZON COMMUNICATIONS INC	96,796	8,409	105,205	1.0%	—
GOLDMAN SACHS	95,238	3,007	98,245	1.0%	6,100
HSBC HOLDINGS PLC	73,343	962	74,305	0.7%	4,771
WELLS FARGO & COMPANY	68,126	2,285	70,411	0.7%	5,380
AT&T INC	58,098	2,847	60,945	0.6%	—

[a]	The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.
[b]	Amounts guaranteed by the U.S. Federal Deposit Insurance Corporation (“FDIC”) and foreign government and agencies included in Fair Value.

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q2 2008
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$46,511	$26,447	$43,119	$31,630	$52,769	$65,438
Reinsurance	4,995	4,995	4,995	4,995	4,995	12,239

Total	$51,506	$31,442	$48,114	$36,625	$57,764	$77,677

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$445,871	$377,826	$376,403	$388,803	$402,627	$484,724
Reinsurance	—	—	—	—	—	—

Total	$445,871	$377,826	$376,403	$388,803	$402,627	$484,724

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,029,475	$1,020,877	$984,426	$970,655	$974,138	$865,323
Reinsurance	43,514	40,653	38,186	32,799	31,745	29,609

Total	$1,072,989	$1,061,530	$1,022,612	$1,003,454	$1,005,883	$894,932

Provision against reinsurance recoverables:
Insurance	$(19,941)	$(19,563)	$(17,691)	$(15,623)	$(15,624)	$(27,394)
Reinsurance	(5,345)	(5,317)	(5,266)	(6,810)	(6,810)	(6,810)

Total	$(25,286)	$(24,880)	$(22,957)	$(22,433)	$(22,434)	$(34,204)

Net reinsurance recoverables:
Insurance	$1,501,916	$1,405,587	$1,386,257	$1,375,465	$1,413,910	$1,388,091
Reinsurance	43,164	40,331	37,915	30,984	29,930	35,038

Total	$1,545,080	$1,445,918	$1,424,172	$1,406,449	$1,443,840	$1,423,129

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

Consolidated Reinsurance Recoverable		June 30, 2010
Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision against Reinsurance Recoverables	Provision against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	$1,094,569	$(14,864)	$1,079,705	72.7%	19.6%	$(9,258)	0.8%	$1,085,311
Other reinsurers balances > $20 million	206,852	(17,153)	189,699	12.8%	3.5%	(4,658)	2.3%	202,194
Other reinsurers balances < $20 million	268,945	(53,644)	215,301	14.5%	3.9%	(11,370)	4.2%	257,575

Total	$1,570,366	$(85,661)	$1,484,705	100.0%	27.0%	$(25,286)	1.6%	$1,545,080

At June 30, 2010, 97.8% (December 31, 2009: 97.8%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Transatlantic Reinsurance Co.	13.5%	3.7%
Partner Reinsurance Co of US	12.7%	3.4%
Swiss Reinsurance America Corporation	11.8%	3.2%
Berkley Insurance Company	7.6%	2.1%
XL Reinsurance America Inc	7.4%	2.0%
Ace Property & Casualty Ins	6.3%	1.7%
Lloyds of London	5.5%	1.5%
Munich Re America, Inc.	2.8%	0.7%
Liberty Mutual Insurance Co.	2.7%	0.7%
Everest Reinsurance Company	2.4%	0.6%

	72.7%	19.6%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Three months ended June 30, 2010			Six months ended June 30, 2010
Reserve for unpaid losses and loss expenses	Gross	Recoveries	Net	Gross	Recoveries	Net
Beginning of period	$6,759,522	$(1,427,362)	$5,332,160	$6,564,133	$(1,381,058)	$5,183,075
Incurred	572,640	(169,270)	403,370	1,128,236	(256,604)	871,632
Paid	(533,283)	87,703	(445,580)	(833,599)	126,986	(706,613)
Foreign exchange and other	(80,103)	2,469	(77,634)	(139,994)	4,216	(135,778)

End of period [a]	$6,718,776	$(1,506,460)	$5,212,316	$6,718,776	$(1,506,460)	$5,212,316

[a]	At June 30, 2010, the gross reserve for losses and loss expenses included IBNR of $4,809 million, or 72%, of total gross reserves for loss and loss expenses. At December 31, 2009, the comparable amount was $4,669 million, or 71%.

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended June 30, 2010			Six months ended June 30, 2010
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Gross losses paid	$384,703	$148,580	$533,283	$564,193	$269,406	$833,599
Reinsurance recoveries	(87,703)	—	(87,703)	(126,986)	—	(126,986)

Net losses paid	297,000	148,580	445,580	437,207	269,406	706,613
Change in:
Reported case reserves	81,219	34,429	115,648	(1,371)	54,587	53,216
IBNR	(143,990)	67,699	(76,291)	(25,269)	266,690	241,421
Reinsurance recoveries on unpaid loss and loss expense reserves	(78,735)	(2,832)	(81,567)	(124,370)	(5,248)	(129,618)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$155,494	$247,876	$403,370	$286,197	$585,435	$871,632

Gross reserve for losses and loss expenses	$3,460,339	$3,258,437	$6,718,776	$3,460,339	$3,258,437	$6,718,776

Prior years net favorable reserve development	$30,541	$48,065	$78,606	$55,910	$104,162	$160,072

Key Ratios
Net paid to net incurred percentage	191.0%	59.9%	110.5%	152.8%	46.0%	81.1%

Net paid losses / Net premiums earned	98.5%	34.3%	60.6%	78.4%	30.8%	49.4%
Change in net loss and loss expense reserves / Net premiums earned	(46.9%)	22.9%	(5.7%)	(27.1%)	36.2%	11.5%

Net loss and loss expense ratio	51.6%	57.2%	54.9%	51.3%	67.0%	60.9%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

INSURANCE - QUARTERLY

	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q2 2008
Gross losses paid	$384,703	$179,490	$324,989	$244,472	$226,204	$161,108
Reinsurance recoveries	(87,703)	(39,283)	(89,773)	(64,649)	(65,170)	(66,499)

Net losses paid	297,000	140,207	235,216	179,823	161,034	94,609

Change in:
Reported case reserves	81,219	(82,590)	(122,563)	(97,814)	(38,506)	44,365
IBNR	(143,990)	118,721	47,741	11,911	65,060	21,103
Reinsurance recoveries on unpaid loss and loss expense reserves	(78,735)	(45,635)	1,157	17,308	(377)	(381)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$155,494	$130,703	$161,551	$111,228	$187,211	$159,696

Gross reserve for losses and loss expenses	$3,460,339	$3,533,040	$3,502,680	$3,572,266	$3,654,192	$3,508,456

Prior years net favorable reserve development	$30,541	$25,369	$72,694	$55,401	$46,860	$46,106

Key Ratios
Net paid to net incurred percentage	191.0%	107.3%	145.6%	161.7%	86.0%	59.2%

Net paid losses / Net premiums earned	98.5%	54.7%	77.2%	64.5%	53.9%	31.8%
Change in net loss and loss expense reserves / Net premiums earned	(46.9%)	(3.7%)	(24.2%)	(24.6%)	8.8%	21.9%

Net loss and loss expense ratio	51.6%	51.0%	53.0%	39.9%	62.6%	53.7%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

REINSURANCE - QUARTERLY

	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q2 2008
Gross losses paid	$148,580	$120,826	$125,676	$132,292	$144,913	$101,782
Reinsurance recoveries	—	—	—	—	—	—

Net losses paid	148,580	120,826	125,676	132,292	144,913	101,782
Change in:
Reported case reserves	34,429	20,158	20,902	56,294	(19,222)	15,193
IBNR	67,699	198,991	45,313	12,349	66,016	104,152
Reinsurance recoveries on unpaid loss and loss expense reserves	(2,832)	(2,416)	(6,930)	(1,054)	(666)	(9,106)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$247,876	$337,559	$184,961	$199,881	$191,041	$212,021

Gross reserve for losses and loss expenses	$3,258,437	$3,226,482	$3,061,453	$3,007,648	$2,907,702	$2,487,275

Prior years net favorable reserve development	$48,065	$56,097	$47,303	$66,698	$49,882	$40,638

Key Ratios
Net paid to net incurred percentage	59.9%	35.8%	67.9%	66.2%	75.9%	48.0%

Net paid losses / Net premiums earned	34.3%	27.4%	30.7%	31.0%	35.5%	26.6%
Change in net loss and loss expense reserves / Net premiums earned	22.9%	49.3%	14.5%	15.8%	11.3%	28.8%

Net loss and loss expense ratio	57.2%	76.7%	45.2%	46.8%	46.8%	55.4%

AXIS Capital Holdings Limited

2010 IMPACT OF CHILEAN EARTHQUAKE

	Reinsurance	Insurance	Total
Gross loss and loss expenses	$130,000	$2,530	$132,530
Net loss and loss expenses	130,000	2,530	132,530
Gross and net premiums written [a]	9,447	—	9,447
Gross and net premiums earned [b]	8,955	—	8,955
Total impact before income tax	121,045	2,530	123,575
Income tax benefit	(453)	(79)	(532)

Total impact after income tax	$120,592	$2,451	$123,043

[a]	The impact of Chilean Earthquake on gross and net premiums written in 2010 relates to recognition of reinstatement premiums in our reinsurance segment following the event. These premiums will be earned over the remaining risk period.
[b]	The impact of Chilean earthquake on gross and net premiums earned in 2010 relates to the accelerated recognition of unearned premiums on policies in our reinsurance segment, prior to the recognition of reinstatement premiums.

AXIS Capital Holdings Limited

ESTIMATED NET LOSSES TO PEAK ZONE PROPERTY CATASTROPHE LOSSES - AS OF JULY 1, 2010

		Group Estimated Net Losses (in millions of U.S. dollars)			Estimated Industry Losses (in billions of U.S. dollars)
Zones	Perils	50 Year Return Period	100 Year Return Period	250 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period
United States	Hurricane	$764	$1,091	$1,456	$78	$121	$195
California	Earthquake	441	703	1,071	16	28	50
Europe	Windstorm	375	583	836	18	26	38
Japan	Earthquake	207	330	641	15	22	40
Japan	Windstorm	89	150	162	16	22	36

For natural peril catastrophes, based on our current tolerances, we are not willing to lose more than 25% of our prior year-end capital for a modeled single occurrence 1-in-250 year return period probable maximum net loss. We reserve the right to change these thresholds at any time.

The above table shows our net loss estimates to the peak natural catastrophe territories at July 1, 2010. We have developed these loss estimates using multiple commercially available catastrophe models and our own assessments for non-modeled exposures. These models allow us to simulate many hypothetical loss scenarios to supplement our underwriting judgment. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone. Loss estimates for non-U.S. territories will be subject to fluctuations in currency rates, although from a financial statement point of view, we may mitigate this currency variability. Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

The figures take into account the fact that an event may trigger claims in a number of lines of business. For instance, our U.S hurricane modeling includes, among other things, the estimated pre-tax impact to our financial results arising from our catastrophe, property, engineering, energy, marine and aviation lines of business. As indicated in the table above, our modeled single occurrence 1-in-100 year return period U.S. hurricane probable maximum loss, net of reinsurance, is approximately $1,091 million (or 20% of shareholders’ equity at June 30, 2010). According to our modeling, there is a one percent chance that our losses incurred in any single U.S. hurricane event could be in excess of $1,091 million. Conversely, there is a 99% chance that the loss from a U.S. hurricane will fall below $1,091 million. We estimate that, at such hypothetical loss levels, aggregate industry losses would be approximately $121 billion, resulting in an estimated market share of insured losses for the Company of 0.9%.

Net loss estimates are before income tax, net of reinstatement premiums, and net of reinsurance recoveries. The estimates set forth above are based on assumptions (see above) that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misstate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios and changes in foreign exchange rates.

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009
Net income available to common shareholders	$204,852	$159,161	$316,664	$274,840

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	121,766	137,849	124,961	137,586
Dilutive share equivalents:
Warrants	11,866	10,018	11,771	9,874
Restricted stock	1,251	1,332	1,376	1,323
Options	732	656	747	661
Restricted stock units	50	6	44	4

Weighted average diluted shares outstanding	135,665	149,861	138,899	149,448

EARNINGS PER COMMON SHARE
Basic	$1.68	$1.15	$2.53	$2.00
Diluted	$1.51	$1.06	$2.28	$1.84

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q2 2008
Net income (loss) available to common shareholders	$204,852	$111,812	$282,063	$(95,892)	$159,161	$231,267

COMMON SHARES OUTSTANDING
Common Shares - at beginning of period	124,155	132,140	137,835	137,710	137,622	144,590
Shares issued	76	2,008	158	129	93	154
Shares repurchased for treasury	(3,977)	(9,993)	(5,853)	(4)	(5)	(5,091)

Common Shares - at end of period	120,254	124,155	132,140	137,835	137,710	139,653

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	121,766	128,202	136,049	137,904	137,849	142,333
Dilutive share equivalents:
Warrants[a]	11,866	11,675	11,480	—	10,018	12,579
Restricted stock[a]	1,251	1,501	2,387	—	1,332	1,496
Options[a]	732	761	757	—	656	1,194
Restricted stock units	50	37	45	—	6	—

Weighted average diluted shares outstanding	135,665	142,176	150,718	137,904	149,861	157,602

EARNINGS PER COMMON SHARE
Basic	$1.68	$0.87	$2.07	($0.70)	$1.15	$1.62
Diluted	$1.51	$0.79	$1.87	($0.70)	$1.06	$1.47

[a]	Due to the net loss incurred in the three months ended September 30, 2009, these securities were not included in the computation of diluted earnings per share, because of their anti-dilutive effect.

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At June 30, 2010
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$29.72

Book value per common share		$4,995,302	120,254	$41.54
Dilutive securities:
Warrants	$12.33	—	11,564	(3.64)
Restricted stocks		—	3,772	(1.05)
Options	$22.03	—	664	(0.19)
Restricted stock units		—	291	(0.08)
Phantom stock units		—	68	(0.01)

Diluted book value per common share		$4,995,302	136,613	$36.57

	At December 31, 2009
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$28.41

Book value per common share		$5,000,244	132,140	$37.84
Dilutive securities:
Warrants	$12.36	—	11,165	(2.95)
Restricted stocks		—	4,388	(1.03)
Options	$21.56	—	669	(0.16)
Restricted stock units		—	167	(0.03)
Phantom stock units		—	67	(0.02)

Diluted book value per common share		$5,000,244	148,596	$33.65

[a]	This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase our common shares at the closing market price. Unvested restricted stock is also added to determine the diluted common shares outstanding.

AXIS Capital Holdings Limited

NON-GAAP FINANCIAL MEASURE RECONCILIATION

	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009
	(in thousands)		(in thousands)
Net income available to common shareholders	$204,852	$159,161	$316,664	$274,840

Adjustment for net realized investment (gains) losses	(24,619)	23,678	(40,795)	64,275
Adjustment for associated tax impact	(53)	(205)	(39)	(670)

Operating income	180,180	182,634	275,830	338,445

Adjustment for foreign exchange (gains) losses	(27,229)	24,184	(35,376)	23,795
Adjustment for associated tax impact	(190)	1,112	(622)	473

Operating income excluding foreign exchange gains/losses, net of tax	$152,761	$207,930	$239,832	$362,713

Net income per share – diluted	$1.51	$1.06	$2.28	$1.84
Adjustment for net realized investment (gains) losses	(0.18)	0.16	(0.29)	0.42
Adjustment for associated tax impact	—	—	—	—

Operating income per share – diluted	$1.33	$1.22	$1.99	$2.26

Adjustment for foreign exchange (gains) losses	(0.20)	0.16	(0.26)	0.16
Adjustment for associated tax impact	—	0.01	—	0.01

Operating income per share – diluted, excluding foreign exchange gains/losses, net of tax	$1.13	$1.39	$1.73	$2.43

Weighted average common shares and common share equivalents – diluted	135,665	149,861	138,899	149,448